                                                                      EXHIBIT 21

              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

Subsidiaries of Sonoco Products Company, pursuant to Item 601(21) of Regulation S-K, as of December 31, 1997 are:

         1. KMI Continental Fibre Drum, Inc., 100%-owned domestic subsidiary incorporated in the State of Delaware.

                  a. Sonoco Fibre Drum, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                  b. Sonoco Packaging Services, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                           1. Total Packaging Systems of Georgia, L.L.C., 80%-owned limited liability company, organized in the State of Georgia.

         2. Sonoco Plastic Drum, Inc., 100%-owned domestic subsidiary, incorporated in the State of Illinois.

                  a. Sonoco Plastic Drum Southwest Division, Inc., 100%-owned domestic subsidiary, incorporated in the State of Texas.

                  b. Sonoco Plastic Drum Southeast Division, Inc., 100%-owned domestic subsidiary, incorporated in the State of Kentucky.

         3. Paper Stock Dealers, Inc., 100%-owned domestic subsidiary, incorporated in the State of North Carolina.

         4. Sonoco-Crellin Holdings, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                  a. Sonoco-Crellin International, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware, holder of securities in:

                           1.       Crellin, Inc., 100%-owned domestic
                                    subsidiary, incorporated in the State of New
                                    York.

                                    a.       Crellin Europe B.V., 100%-owned
                                             Dutch subsidiary.

                                             1.       Crellin B.V., 100%-owned
                                                      Dutch subsidiary.

                                                                      EXHIBIT 21

              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED

                           2. Sebro Plastics, Inc., 100%-owned domestic subsidiary, incorporated in the State of Michigan.

                                    a.       Convex Mold, Inc., 100%-owned
                                             domestic subsidiary, incorporated
                                             in the State of Michigan.

                           3.       Injecto Mold, 100%-owned domestic
                                    subsidiary, incorporated in the State of Illinois.

         5. Sonoco Flexible Packaging, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                  a. Engraph Puerto Rico, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                  b. Sonoco-Engraph Puerto Rico, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                  c. E L R, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                           1. Sonoco-Engraph Holdings, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                           2. Sonoco-Engraph, Inc.,100%-owned domestic subsidiary, incorporated in the State of Kentucky.

                  d. Engraph Mexico S.A. de C.V., 100%-owned Mexican subsidiary.

         6. SPC Management, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                  a. SPC Capital Management, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                  b. SPC Resources, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

         7. Timber Properties, Ltd., (B.V.I.), 100%-owned by Sonoco Products Company.

                                                                      EXHIBIT 21

              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED

         8. Sonoco International, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware, holder of securities in:

                  a.       Sonoco Limited, 100%-owned Canadian subsidiary.

                  b. Sonoco U.K. Limited Inc., 100%-owned subsidiary incorporated in the State of Delaware, holder of securities in:

                           1. Sonoco Products Company U.K. Limited, 100%-owned U.K. subsidiary.

                                    a.       Sonoco Limited, 100%-owned U.K.
                                             subsidiary.

                                    b.       Sonoco Consumer Products Limited,
                                             U.K., 100%-owned U.K. subsidiary.

                           2. The Harland Group Limited, 100%-owned U.K. subsidiary.

                                    a.       Harland Machine Systems Ltd.,
                                             100%-owned U.K. subsidiary.

                                    b.       Harland France SARL, 100%-owned
                                             French subsidiary.

                                    c.       Harlands of America, Inc.,
                                             100%-owned subsidiary, incorporated
                                             in the State of Delaware.

                  c. Sonoco Deutschland Holdings GmbH, 100%-owned German subsidiary.

                           1. Sonoco Deutschland GmbH, 100%-owned German subsidiary.

                           2.       Sonoco Plastics GmbH, 100%-owned German
                                    subsidiary.

                           3.       Sonoco IPD GmbH, 100%-owned German
                                    subsidiary.

                                    a.       Sonoco MBS GmbH, 100%-owned German
                                             subsidiary.

                                    b.       OPV Oberrhein GmbH, 100%-owned
                                             German subsidiary.

                                                                      EXHIBIT 21

              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED

                                    c.       Sonoco MBS GmbH and Company,
                                             100%-owned German partnership.

                                    d.       OPV Textihulsen GmbH, 100%-owned
                                             German partnership.

                           4.       Caprex AG, 72%-owned Swiss subsidiary.

                           5.       Dosen-Schmitt, GmbH, 100%-owned German
                                    subsidiary.

                  d. Sonoco SNC, 100%-owned French partnership with the following subsidiaries and affiliate:

                           1.       Sonoco Holdings, 100%-owned French
                                    subsidiary.

                                    a.       Sonoco Lhomme S.A., 100%-owned
                                             French subsidiary.

                                             1.      Sonoco Eurocore, Belgium,
                                                     100%-owned Belgian
                                                     subsidiary.

                                             2.      Papeteries Du Rhin,
                                                     47%-owned French affiliate.

                                    b.       Sonoco Consumer Products S.A.,
                                             100%-owned French subsidiary.

                  e. Sonoco Asia, L.L.C., 70%-owned limited liability company.

                           1. Sonoco Singapore Pte, Ltd., 100%-owned Singapore subsidiary.

                                    a.       Malaysia Holding, SDN BHD,
                                             100%-owned Malaysian subsidiary.

                                    b.       Sonoco Malaysia, SDN BHD,
                                             100%-owned Malaysian subsidiary.

                           2. Sonoco Taiwan Limited, 100%-owned Republic of China subsidiary.

                           3.       Sonoco Thailand Ltd., 70%-owned Thai
                                    subsidiary.

                                                                      EXHIBIT 21

              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED

                           4. Sonoco-Hongwen, L.L.C., 80%-owned limited liability company.

                  f. Sonoco Asia Management Company, L.L.C., 70%-owned limited liability company.

                  g. Sonoco do Brazil LTDA., 100%-owned Brazilian subsidiary.

                  h.       Sonoco Participaceos, 99%-owned Brazilian subsidiary.

                           1.       Sonoco For-Plas, 51%-owned Brazilian
                                    subsidiary.

                  i. Inversiones Sonoco Limitada, 99%-owned Chilean subsidiary.

                           1.       Sonoco de Chile, 51%-owned Chilean
                                    subsidiary.

         9. Southern Plug & Manufacturing Co., Inc., 100%-owned domestic subsidiary, incorporated in the State of Louisiana.

         10. Sonoco "SPG", Inc., 100%-owned domestic subsidiary, incorporated in the State of Wisconsin.